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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: May 23, 2000


                        Commission File Number:  0-26208


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                                KERAVISION, INC.

             (Exact name of Registrant as specified in its Charter)


     DELAWARE                                               77-0328942
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                              48630 MILMONT DRIVE
                               FREMONT, CA  94538
                    (Address of principal executive offices)


                                 (510) 353-3000
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS

   On May 15, 2000, KeraVision, Inc. announced that Razorfish, Inc., the global digital solutions provider, is developing a new consumer web site for KeraVision, Inc. Further details regarding this announcement are contained in the Company's news release dated May 15, 2000, attached as an exhibit hereto and incorporated by reference herein.

   On May 18, 2000, KeraVision, Inc. announced, Intacs micro-inserts, a flexible new vision correction product for people with mild nearsightedness, is being introduced to consumers in more than 20 cities this week in the first major advertising and direct mail campaign since the product was approved. Further details regarding this announcement are contained in the Company's news release dated May 18, 2000, attached as an exhibit hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Exhibits:

                  99.41 KeraVision, Inc. News Release dated May 15, 2000

                  99.42 KeraVision, Inc. News Release dated May 18, 2000




















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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KERAVISION, INC.



                                    /s/Mark Fischer-Colbrie
                                    -----------------------
                                    Mark Fischer-Colbrie
                                    Vice President, Finance and
                                    Administration and Chief Financial
                                    Officer(Principal Financial and
                                    Accounting Officer)


Date: May 23, 2000


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